                                                Net Interest Margin Trust 1994-B
                                                May, 2000
                                                Payment: June 15, 2000

                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                         Cusip #                       393534AB8
                                         Trust Account #              33-31958-0
                                         Distribution Date:        June 15, 2000


                                                                                                  Per $1,000
Securitized Net Interest Margin Certificates                                                       Original
--------------------------------------------                                                      ----------

1. Amount Available                                                            597,517.79
                                                                           --------------
   Pro rata Share of Excess from NIM 94-A                                      305,046.30
                                                                           --------------
Interest

2. Aggregate Interest                                                           53,097.28         0.57464589
                                                                           --------------         ----------
3. Amount Applied to:
   (a)  accrued but unpaid Interest

4. Remaining:
   (a)  accrued but unpaid Interest

5. Monthly Interest                                                             53,097.28
                                                                           --------------
Principal

6.  Current month's principal distribution                                     849,466.81         9.19336374
                                                                           --------------         ----------
7.  Remaining outstanding principal balance                                  7,267,314.79          78.650593
                                                                           --------------         ----------
    Pool Factor                                                                0.07865059
                                                                           --------------
8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            293,060,733.60 **
                                                                           --------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                              706,933.80
                                                                           --------------
10. Weighted average CPR                                                            9.56%
                                                                           --------------
11. Weighted average CDR                                                            1.84%
                                                                           --------------
12. Annualized net loss percentage                                                  1.13%
                                                                           --------------

13. Delinquency              30-59 day                                              1.17%
                                                                           --------------
                             60-89 day                                              0.41%
                                                                           --------------
                             90+ day                                                0.56%
                                                                           --------------
                             Total 30+                                              2.14%
                                                                           --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 5/15/00.

                                                Net Interest Margin Trust 1994-B
                                                May, 2000
                                                Payment: June 15, 2000




                                               Fee Assets
                          ------------------------------------------------------
                           Guarantee        Inside             Fee Asset
                             Fees            Refi                Total
                          ------------------------------------------------------

GTFC 1994-1               194,921.17      15,962.04            210,883.21
GTFC 1994-2                     0.00           0.00                  0.00
GTFC 1994-3                     0.00           0.00                  0.00
GTFC 1994-4                     0.00           0.00                  0.00
                          ------------------------------------------------------
                          194,921.17      15,962.04            210,883.21

Total amount of Guarantee Fees and
     Inside Refinance Payments                                 210,883.21
                                                               ----------
Subordinated Servicing Fees                                    235,486.54
                                                               ----------
Payment on Finance 1 Note                                      446,369.75
                                                               ----------
Allocable to Interest (current)                                      0.00
                                                               ----------
Allocable to accrued but unpaid Interest                             0.00
                                                               ----------
Accrued and unpaid Trustee Fees                                      0.00
                                                               ----------
Allocable to Principal                                               0.00
                                                               ----------
Finance 1 Note Principal Balance                                     0.00
                                                               ----------

                                                Net Interest Margin Trust 1994-B
                                                May, 2000
                                                Payment: June 15, 2000


                                                          Inside
                                            Residual       Refi         Total
                                 -----------------------------------------------

GTFC 1994-1                                      0.00        0.00           0.00
GTFC 1994-2                                 52,026.60    9,065.21      61,091.81

GTFC 1994-3                                      0.00    3,087.21       3,087.21
GTFC 1994-4                                 75,365.77   11,603.25      86,969.02

                                 -----------------------------------------------
                                           127,392.37   23,755.67     151,148.04

                                 Total Residual and Inside
                                     Refinance Payments               151,148.04